SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2003

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, LaFayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Item 9.	Regulation FD Disclosure

Investor presentation on April 1, 2003

Investor Presentation
Memphis Meetings

April 1, 2003

Presentation Outline

•	Background

•	Growth Features

•	Risk/Return Features

•	Investment Perspective

•	Summary

                                         Forward Looking Statements
                                         Safe Harbor

Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties.  Actual results may differ materially from the results discussed in these forward-looking statements.  Factors that might cause such a difference include, but are not limited to, those discussed in the Company’s periodic filings with the SEC.

                                         IBERIABANK
                                         Background

                                         Background
                                         IBERIABANK Overview

•	One Of Oldest Banks In LA - March 12, 1887

•	Mutual Thrift Until IPO In 1995

•	Converted To Bank Charter in 1997

•	Acquired Branches From FCOM in 1998

•	New Leadership Team In Place In Late 1999

•	New Strategic Direction Set 3 Years Ago

•	High Performance Expectations

                                         Background
                                         IBERIABANK Overview

•	$1.9 Billion One-Bank Holding Company

•	3rd Largest Independent BHC In Louisiana

•	Market Capitalization Of Over $260 Million

•	39 Offices Serving Acadiana, New Orleans, and Northeast Louisiana

•	Excellent Geographic Diversification

•	Commercial Bank With A Relationship Focus

                                         Background
                                         Our Unique Position

	LA ($mm)	LA%Total

HIB	$10,652	87%	Louisiana BHCs: Interested Elsewhere
ONE	9,171	10%
WTNY	4,266	78%	Non-Louisiana BHCs:
RGBK	3,291	12%	Small Part of Franchise
IBKC	1,406	100%	IBKC:Uniquely Louisiana
ASO	1,371	5%
HBHC	1,206	41%
UPC	705	3%	Below $500mm: Drops Off Significantly
BXS	348	4%

IBKC Figures Include Completed Merger With Acadiana Bancshares, Inc.

                                         Background
                                         Markets We Serve

                                         Background
                                         IBKC Deposit Market Share
                                         (6/30/02 Data)

Parish	# of Offices	Deps. ($mm)	Dep Mkt Share	Mkt. Rank	Total Parish

Lafayette	12	$398	16.1%	2	$2,463
Iberia	4	298	31.4%	1	949
Acadia	2	34	5.9%	8	583
St. Martin	1	10	2.7%	7	373
Vermilion	2	28	4.4%	9	644

Acadiana Area	21	769	15.3%	1	5,012
Acadiana With LBA	21	980	19.5%	1
Ouachita	8	143	8.5%	4	1,684
Lincoln	2	54	10.3%	5	524

Monroe Area	10	197	8.9%	5	2,209
Jefferson	6	201	3.6%	9	5,555
Orleans	2	28	0.4%	14	7,859

New Orleans Area	8	229	1.7%	10	13,414

Growth Features

                                         Growth Features
                                         New Orleans Expansion

•	Historically A West Bank Retail Franchise

•	Rapidly Expanding Commercial/High Net Worth Franchise

•	Tremendous Strategic Hires

•	Outstanding Advisory Board In Place

•	Branch Expansion – Pan American Life Building, Uptown (Prytania Street) In A Few Months, Additional Branches Will Follow

•	Taking Market Share In Loans And Deposits

                                         Growth Features
                                         Loan Portfolio Transformation

                                         Growth Features
                                         Loan Portfolio Composition

Mortgage

	Amount	% Group	% Total

Private Banking	28,800	13%	3%
Fixed	93,798	42%	9%
ARM	101,002	45%	10%

Residential RE	223,600	100%	22%

Consumer

	Amount	% Group	% Total

Indirect	219,280	54%	22%
Home Equity	122,799	30%	12%
Credit Card	9,432	2%	1%
Other Consumer	55,354	14%	6%

Total	406,865	100%	41%

Commercial

	Amount	% Group	% Total

Institutional	47,969	12%	5%
Commercial RE	132,939	32%	13%
C&I / Other *	233,119	56%	23%

Total	414,027	100%	41%
Note: Oil & Gas	20,631	5%	2%

* Includes Private Banking Loans Not Secured By Real Estate

                                         Growth Features
                                         Deposit Base Transformation

                                         Growth Features
                                        Deposit Base Composition

Noninterest

	Amount	% Total

Commercial	110,084	73%
Retail	39,798	26%
Public Funds	478	0%

Total	150,360	100%

Market

	Amount	% Total

Lafayette	435,027	35%
New Iberia	361,478	29%
New Orleans	242,520	20%
North Louisiana	194,340	16%

Total	1,233,365	100%

Segment

	Amount	% Total
Retail	954,763	77%
Commercial	172,184	14%
Public Funds	106,417	9%

Total	1,233,364	100%

                                         Growth Features
                                         Total Revenues (T/E)

                                         Growth Features
                                         Net Interest Margin (T/E)

                                         Growth Features
                                         Book Value Per Share

                                         Growth Features
                                         Profitability - Quarterly EPS

•	FAS 142 Impact of $0.08 Per Quarter (Beginning 1Q02)

                                         Growth Features
                                         Building Platform For Growth

•	Strategic Hires In Each Market

•	Simplifying Product Set

•	New Telephone System

•	New Routers/Servers

•	New Desktops/Laptops

•	Distribution Additions And Improvements

•	Operational Staff Improvements

•	Set-Up Advisory Boards In Nearly All Markets

•	Continued Expense Management Discipline

Risk/Return
Features

RiskFeatures
Credit Risk Statistics

	12-31-2001	12-31-2002

Total NPAs *	$12,963,000	$6,610,000
Total OREO	$5,816,636	$2,111,000
NPAs* / Total Assets	0.91%	0.42%
30+ Days Past Due	1.11%	0.78%
Allowance For Loan Losses	$11,117,000	$13,101,000
Loan Loss Reserve / Loans	1.16%	1.25%
Reserve Coverage Of NPAs *	0.86	1.98
Reserve Coverage Of NPLs	1.60	3.02
Quarterly Net C/O’s** / Loans	0.44%	0.44%
Provision/Net Charge-Offs	1.20	1.52

               *  NPAs Include Nonaccruing Loans, Foreclosed Assets, OREO, And Accruing Loans More Than 90 Days Past Due

               ** 4Q 2002 Net Charge-Offs On An Annualized Basis

                                         Risk Features
                                         Interest Rate Risk

	-200 bps	-100 bps	Base Case	+100 bps	+200 bps

Change In NII	-5%	-3%	0%	4%	5%
Change in EVE	11%	6%	0%	-4%	-11%

Source: Bancware model, as of December 31, 2002.  Does not include Acadiana Bancshares, Inc.

•	New ALCO/Budget/Forecast/FTP System

•	Limited Inherent Interest Rate Risk

•	Relatively Few Fixed Mortgages

•	Time Deposits Only 41% Of Total Deposits

•	Short Bond Portfolio (Slightly Over 2 Years)

•	No Material Extension Risk

                                         Risk Features
                                         Lower Risk Posture

We Have:

•	No Airline Exposure

•	No Telecom Exposure

•	No High-Technology Exposure

•	No Broadly Syndicated Transactions

•	No REIT Subsidiaries

•	No Pension Plans (Only 401(k) And ESOP)

•	No Material MSRs

Return Features
Toward Financial Goals

               3-5 Year Goals

•	Focus: Core Profitability

•	13% to 15% ROE In 3-5 Years

•	Tangible Efficiency <50%

•	Annual Growth Throughout:

• Loans: 7% to 10%

• Deposits: 2% to 4%

• EPS: Double-Digit

                                         Return Features
                                         EPS “Comfort Ranges”

Year	EPS Range	Act/Est.		% Change

2000	$2.10-2.15	$2.12		+18%
2001	$2.36-2.41	$2.36		+11%
2002
Ex-FAS142	$2.60-2.65	$2.69		+14%
W/ FAS142	$2.93-2.98	$3.02		+28%
2003	$3.27-3.33	$3.31	*	+10%*
2004	—	$3.67	*	+11%*

     * Average IBES Analyst Estimates On 3/25/03 For Years 2003 And 2004

                                         Return Features
                                         IBKC Stock Price - 2000-2003

Through March 21, 2003

Investment
Perspective

                                         IBKC Trends
                                         Stock Price

Source: Bloomberg

                                         IBKC Trends
                                         Price-To-Earnings Ratio

Source: Bloomberg

                                         IBKC Trends
                                         Market-To-Book Ratio

Source: Bloomberg

                                         IBKC Trends
                                         Institutional Holders

Source: Bloomberg

                                         Comparatives - Other
                                         Publicly Traded Southern BHCs

	Southern BHCs Average	IBERIABANK Corporation	Variance/ Premium/ (Discount)

Institutional Ownership	12%	60%	48%
Number of Analysts Covering	1.4	8.0	6.6
% Buy Recommendation	38%	75%	37%
% Hold Recommendation	57%	25%	-32%
% Sell Recommendation	6%	0%	-6%
Long-Term Estimated EPS Growth	10.6%	10.3%	0%
Price/Earnings - 12-Month EPS	17.0	13.1	-23%
Price/Earnings - 2003 EPS	14.1	12.0	-15%
Price/Earnings - 2004 EPS	12.5	10.8	-14%
Market/Book Ratio	1.70	1.59	-6%
Price/Cash Flow Ratio	13.3	7.1	-47%
ROA	0.90%	1.23%	0.33%
ROE	10.92%	13.29%	2.37%

244 Companies; Source: Bloomberg  March 26, 2003

                                         Investment Perspective
                                         Improved Analyst Coverage

•	STI-RH: “Outperform”

•	Stephens: “Overweight - Improving”

•	Stifel Nicolaus: “Buy”

•	Friedman Billings: “Outperform”

•	Midwest Research: “Buy”

•	KBW: “Outperform”

•	Morgan Keegan: “Market Perform”

•	Sterne Agee: “Hold”

                                         Summary Of IBKC

•	Large Bank Resources & Small Bank Agility

•	Relationship Focused - Taking Market Share

•	Reducing Risk Posture; Balanced Growth

•	Turnaround - On Target – 3 Years Into Plan

•	EPS/Stock Price Growth - Shareholder Focus

•	Building A Solid Platform For Future Growth

•	Momentum Continues To Build In Each Market

•	Exceptional Acquisition

Appendix A

                                         Background
                                         Markets - Acadiana

•	Trade Area Of About 600,000

•	Record Retail Sales In 2001 & 2002

•	Record Home Sales In 2001 & 2002

•	Construction – 3rd Best Year

•	Lafayette Unemployment Rate = 4.1% (4th)

•	Lafayette Had Largest Job Growth In The State

•	3rd Highest Per Capita Income In The State (2000)

•	Inc. Magazine: 13th Best US City To Start/Grow Business

•	Milken Institute: 44th In Relative Output Growth in 1990’s

                                         Background
                                         Markets – North Louisiana

•	Trade Area Of About 300,000

•	Regional Hub For Commerce, Health Care, Transportation

•	Major Employers: Chase Manhattan Mtg., State Farm, CenturyTel

•	Consistent, Steady Employment Performance

•	Ouachita Parish Unemployment Rate = 4.5% (6th); Lincoln Parish = 4.5% (7th)

•	Ouachita – 12th Highest Per Capita Income; Lincoln Parish – 24th Highest in The State

                                         Background
                                         Markets – New Orleans

•	Trade Area Of About 1.5 Million

•	Tourism Holding Up Well

•	Port; Strong Military Presence

•	Awarded Hornets NBA Team

•	Excellent Commercial Middle Market

•	Jefferson Parish Unemployment Rate = 4.4% (5th); Orleans Parish = 6.0% (17th)

•	Jefferson Parish Per Capita Income 2nd Highest In The State; Orleans Parish is 6th Highest

Appendix B

Recent Merger
Acadiana Bancshares, Inc.

                                         Recent Merger
                                         Company Overview

•	$313mm Savings Bank Founded In 1900

•	IPO In July 1996 At $12.00 (Symbol “ANA”)

•	Acquisition Completed February 28, 2003

•	5 Offices In Lafayette And New Iberia

•	ROA = 0.77%, ROE = 8.74%, Effic. Ratio = 70%

•	Mortgage Loans = 57% Of Total Loans, Time Deposits = 69% Of Total Deposits

•	Minimal Credit Risk And Interest Rate Risk

                                         Recent Merger
                                         Deal Overview

•	$39.38 In Value Per ANA Share

•	20% Cash / 80% Stock

•	One-Time Costs of $5-$6mm

•	Synergies of 50% of ANA Expense Base

•	New Corporate Headquarters In ANA Building

•	No Board Seats; Only One Contract (1-Year)

•	Accretive To Annual EPS Around 1%-To-2%, Excluding Merger Related Costs And 3%-To-4% On Cash EPS

                                         Recent Merger
                                         Deal Overview (Continued)

•	Lower Tier 1 Leverage Ratio To 6.89%

•	Issued $10mm Trust Preferred

•	Repurchase Program Of 60,000-130,000 Shares

•	IRR In Mid-To-High Teens

•	Purchase Price Multiples:

• Market-To-Book (And Tangible) = 166%

• Price-To-12-Month Earnings = 19.2x

• Deposit Premium = 11.5%

• Premium Over Current Market = 66%

                                         Recent Merger
                                         Summary Of Merger

•	Compelling Synergies—Cross-town HQs

•	#1 Market Share With Excellent Distribution System

•	Excellent Returns For Shareholders Of Both Companies

•	Provides Diversity--Retail Shareholders

•	Excellent Asset Quality; Relatively Low Interest Rate Risk

•	Our View Of The Deal: Low Risk & Good Return

                                         Trust Preferred
                                         Summary Of Issuance

•	Issued $10 Million On November 15, 2002

•	30-Year Securities With 5-Year Call Feature

•	Issued At 325 Over 3-Month LIBOR

•	Swapped For 5 Years At 6.67% (Excluding Underwriting Costs)

•	Repurchase Program For 60,000 To 130,000 Shares To Eliminate Dilutive Impact of TRPs

•	Considered Tier 1 Capital For Regulatory Capital Calculations; No Shareholder Impact

Appendix C

                                         DARYL BYRD
                                         President & Chief Executive Officer

1981	•	Trust Company Bank, Atlanta
Banking Officer, Corporate Banking

1983	•	First National Bank of South Carolina
Vice President, Commercial Lending Officer

1984	•	BB&T (North Carolina)
Vice President, Business Services Manager
Commercial Lending Officer

1985	•	FNB-Lafayette (First Commerce Corp.)
Executive Vice President, Corporate Banking Manager

1990	•	Rapides Bank & Trust (First Commerce Corp.)
President & CEO

1992	•	First National Bank of Commerce, New Orleans
Executive Vice President in charge of the commercial bank and mortgage banking groups.
Managed the strategic development for multiple businesses and had responsibility for other business lines and support functions.

1998	•	Bank One Louisiana
President and CEO New Orleans Region

                                         MICHAEL BROWN
                                         New Orleans President; Chief Credit Officer

1987	•	Wachovia Bank
Treasury Services Representative and Assistant Vice President
Vice President and Relationship Manager - Managed all aspects of bank relationships with Fortune 500 clients in Texas and Louisiana.
Loan Administration Manager - Managed the loan administration and credit policy functions for the Midwest and Chicago credit portfolios.

1996	•	First Commerce Corporation, New Orleans
Senior Vice President, Manager of Credit and Client Services - Re-engineered and managed consumer and commercial credit processes.

1998	•	Bank One Louisiana
Chief Credit Officer for the Commercial Line of Business in Louisiana
Capital Markets Specialist - Responsible for the sale of capital market products and served as corporate finance advisor to the bank’s client base.

Chartered Financial Analyst (CFA)

                                         JOHN DAVIS
                                         Finance And Retail Strategy

1983	•	BB&T (NC)
Senior Vice President and Manager of the Financial Planning Department
Responsible for mergers and acquisitions, strategic planning, and budgeting.

1993	•	First Commerce Corporation, New Orleans
Senior Vice President
Responsibilities included mergers and acquisitions, corporate finance, and President of Marquis Insurance Agency.

1997	•	Crestar Financial Corporation (VA)
Corporate Senior Vice President
Responsibilities included strategic planning, forecasting, and budgeting for the corporation.

Chartered Financial Analyst (CFA)

                                         MARILYN BURCH
                                         Executive Vice President &
                                         Chief Financial Officer

1973	•	First Commerce Corporation, New Orleans
Accounting Supervisor

1978	•	Reamco, Lafayette
Manager of Accounting

1980	•	American Bank, Lafayette
Vice President and Controller

1985	•	FNB-Lafayette (First Commerce Corp.)
Senior Vice President and Controller

1999	•	IBERIABANK
Senior Vice President and Controller

Certified Public Accountant (CPA)

                                         GEORGE BECKER
                                         Secretary; Technology & Operations

1973	•	First National Bank of Commerce, New Orleans
Vice President and Controller - Managed the bank’s accounting, budgeting, planning, systems, and asset/liability management activities.

1983	•	First National Bank of Lafayette
Executive Vice President and Chief Financial Officer
Managed all financial and administrative areas, as well as Investments, Brokerage Services and Private Banking area.

1989	•	Rapides Bank & Trust Company
Executive Vice President - Managed all financial and administrative areas, Investments, Brokerage Services, Private Banking, as well as the Mortgage and Retail areas.

1991	•	First Commerce Corporation, New Orleans
Senior Vice President - Strategic Management Information Systems and Automation activities state-wide.

1997	•	Bank One Louisiana
Worked on various special acquisition related projects.

Certified Public Accountant (CPA)

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IBERIABANK CORPORATION

DATE: April 1, 2003	By:	/s/ DARYL G. BYRD

Daryl G. Byrd President and Chief Executive Officer